UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 28, 2026
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FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
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Federally chartered corporation of the United States	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Bush Street, Suite 2700
San Francisco, CA 94104
(Address of principal executive offices, including zip code)
(415) 616-1000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
__________________
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 28, 2026, the Bank completed its director election voting process for member directorships with four-year terms beginning on January 1, 2027.

The Bank's 2026 director elections were conducted online. No in-person meeting of the members was held.

Institutions eligible to vote in the 2026 Arizona member director elections nominated six candidates for one Arizona member director position to be filled in the 2026 Arizona member director elections. Of these six candidates, Michael Boden, President and Chief Executive Officer, OneAZ Credit Union, Phoenix, Arizona, received the most votes cast and was elected. Of the 35 institutions eligible to vote in the 2026 Arizona member director election, 25 participated, casting a total of 965,018 votes, of which Mr. Boden received 520,287 votes, Mr. LeCorgne received 135,286 votes, Mr. Malmedal received 41,673 votes, Ms. Nachlas received 95,407 votes, Mr. Ojeh received 90,178 votes, and Mr. Renaud received 82,187 votes.

The table below shows the number of votes that each candidate received in the 2026 election for the Arizona member director position:

Name	Member	Votes
Mike Boden	President & Chief Executive Officer OneAZ Credit Union Phoenix, Arizona (FHFA ID 53661)	520,287
Neill LeCorgne	President & Chief Executive Officer Scottsdale Community Bank Scottsdale, Arizona (FHFA ID 56622)	135,286
Greg Malmedal	SVP, Chief Financial Officer Pinal County FCU Casa Grande, Arizona (FHFA ID 55987)	41,673
Emily Nachlas	Chief Risk Officer Western Alliance Bank Phoenix, Arizona (FHFA ID 52772)	95,407

Zeke Ojeh	Treasurer Arizona Financial Credit Union Phoenix, Arizona (FHFA ID 52261)	90,178
Eric Renaud	President & Chief Executive Officer Pima Federal Credit Union Tucson, Arizona (FHFA ID 55083)	82,187

Institutions eligible to vote in the 2026 California member director elections nominated two candidates for one California member director position to be filled in the 2026 California member director elections. Of these two candidates, incumbent California member director Chang Liu, President and Chief Executive Officer, Cathay Bank, Los Angeles, California, received the most votes cast and was elected. Of the 268 institutions eligible to vote in the 2026 California member director election, 116 participated, casting a total of 5,775,626 votes, of which Mr. Liu received 4,878,789 votes, and the other candidate, Mr. Bystry, received 896,837 votes.

The table below shows the number of votes that each candidate received in the 2026 election for the California member director position:

Name	Member	Votes
Douglas Bystry	President and Chief Executive Officer Clearinghouse Community Development Financial Institution Lake Forest, California (FHFA ID 54943)	896,837
Chang Liu	President and Chief Executive Officer Cathay Bank Los Angeles, California (FHFA ID 10611)	4,878,789

The Bank's Board has not yet determined on which committees the directors-elect will serve in 2027. In accordance with FHFA regulations, compensation for service on the Bank's Board for these directors will be subject to the Bank's annual Director Compensation and Expense Reimbursement Policy.

Item 7.01 Regulation FD Disclosure.

The Bank issued a press release announcing the election results. The press release is furnished as Exhibit 99.1 to this report. The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of

1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit

	99.1	News Release, dated October 1, 2026, issued by the Federal Home Loan Bank of San Francisco
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: October 1, 2026	By:	/s/ Andrea Brunetti
Andrea C. Brunetti EVP, Chief Legal Officer and Corporate Secretary